Exhibit 10.1

VOTING AGREEMENT

This Voting Agreement (this “Agreement”) is made and entered into as of April 24, 2014, by and among Zimmer Holdings, Inc., a Delaware corporation (“Parent”), LVB Acquisition Holding, LLC (“LVB Holding”) and the other Persons whose names appear on the signature pages hereto (LVB Holding and each such Person, a “Stockholder” and, collectively, the “Stockholders”).

RECITALS

A. On April 24, 2014, LVB Acquisition, Inc., a Delaware corporation (the “Company”), Owl Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and Parent entered into an Agreement and Plan of Merger (the “Merger Agreement”) that, among other things, provides for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving entity and an indirect wholly owned subsidiary of Parent (the “Merger”).

B. The Stockholders agree to enter into this Agreement with respect to all common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) and all membership units of LVB Holding (the “Holding Membership Units”) that the Stockholders own, beneficially (as defined in Rule 13d-3 under the Securities Exchange Act) or of record, and any additional shares of Company Common Stock, Holding Membership Units or other equity securities of the Company or LVB Holding that such Stockholders may hereinafter acquire.

C. The Stockholders are the owners of, and have either sole or shared voting power over, such number of shares of Company Common Stock and Holding Membership Units as are indicated opposite each of their names on Schedule A attached hereto.

D. Parent desires that the Stockholders agree, and the Stockholders are willing to agree, on terms and conditions set forth herein, not to Transfer (as defined below) any of their Company Common Stock or Holding Membership Units, and to vote all of their shares of Company Common Stock in a manner so as to facilitate consummation of the Merger.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Section 1 or elsewhere in this Agreement.

“Competing Transaction” means (a) any acquisition of the Company, LVB Holding or any of their respective Subsidiaries by another Person (other than by (i) Parent or any of its Subsidiaries or (ii) the Company or any of its other Subsidiaries), (b) any merger, consolidation or other business combination with or involving the Company, LVB Holding or any of their respective Subsidiaries (other than any such merger, consolidation or other business combination with or involving the Company, LVB Holding or any of their respective Subsidiaries and (i) Parent or any of its Subsidiaries or (ii) the Company or any of its other Subsidiaries), or (c) any acquisition of any material assets or shares of capital stock or other equity securities of the Company, LVB Holding or any of their respective Subsidiaries (other than pursuant to any benefit plans or existing contract or in connection with the exercise of options or awards exercisable for shares of Company Common Stock or Holding Membership Units) or any grant of an exclusive license of any material intellectual property of the Company or any of its Subsidiaries, in each case, by or to another Person (other than (i) Parent or any of its Subsidiaries or (ii) the Company or any of its other Subsidiaries).

“LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of LVB Acquisition Holding, LLC dated as of September 27, 2007.

“Other Agreements” means the LLC Agreement and those agreements referred to in Section 5.5 hereof (other than this Agreement and the Merger Agreement).

“Expiration Time” shall mean the earlier to occur of (a) the Effective Time and (b) such date and time as the Merger Agreement shall be terminated in accordance with Section 9.1 thereof.

“Transfer” shall mean any direct or indirect sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, or entry into any Contract with respect to any sale, assignment, encumbrance, pledge, hypothecation, disposition, loan or other transfer, of any Company Common Stock or Holding Membership Units (or any security convertible or exchangeable into Company Common Stock or Holding Membership Units) or interest in any Company Common Stock or Holding Membership Units, excluding, for the avoidance of doubt, entry into this Agreement and the Stockholders Agreement.

2. Agreement to Retain the Company Common Stock and the Holding Membership Units.

2.1 No Transfer and Encumbrance of Company Common Stock or Holding Membership Units. Until the Expiration Time, each Stockholder agrees, with respect to any Company Common Stock, Holding Membership Units and other equity securities of the Company or LVB Holding currently or hereinafter owned by such Stockholder, not to (a) Transfer any such Company Common Stock, Holding Membership Units or equity securities (or any rights to acquire any securities or equity interests of the Company or LVB Holding) or (b) deposit any such Company Common Stock, Holding Membership Units or equity securities into a voting trust or enter into a voting agreement with respect to such Company Common Stock, Holding Membership Units or equity securities or grant any proxy (except as otherwise provided herein), consent or power of attorney with respect thereto (other than pursuant to this Agreement); provided that any Stockholder may Transfer any such Holding Membership Units to any Affiliate of such Stockholder if the transferee of such Holding Membership Units evidences in a writing reasonably satisfactory to Parent such transferee’s agreement to be bound by and subject to the terms and provisions hereof to the same effect as such transferring Stockholder.

2.2 Additional Purchases. Each Stockholder agrees that any Company Common Stock, Holding Membership Units and other equity securities of the Company or LVB Holding that such Stockholder purchases or otherwise hereinafter acquires or with respect to which such Stockholder otherwise acquires sole or shared voting power after the execution of this Agreement and prior to the Expiration Time (as applicable, the “New Company Common Stock” or “New Holding Membership Units”) shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Company Common Stock or the Holding Membership Units, as the case may be.

2.3 Unpermitted Transfers. Any Transfer or attempted Transfer of any Company Common Stock, New Company Common Stock, Holding Membership Units or New Holding Membership Units in violation of this Section 2 shall, to the fullest extent permitted by Applicable Law, be null and void ab initio.

3. Agreement to Consent and Approve.

3.1 Hereafter until the Expiration Time, each Stockholder agrees to (a) promptly following receipt by such Stockholder of a registration statement on Form S-4 in connection with the issuance of the shares of Parent Common Stock in the Merger, in which a consent solicitation statement of the Company with respect to the solicitation of consents from the Company’s stockholders with respect to the Company Stockholder Approval is included as a prospectus (the “Form S-4”), which Form S-4 has been declared effective under the Securities Act by the SEC, such Stockholder shall execute and deliver a written consent adopting the Merger Agreement and approving the Merger, substantially in the form attached hereto as Exhibit A, and (b) thereafter not revoke, withdraw or repudiate such written consent. Such written consent shall be coupled with an interest and, prior to the Expiration Time, shall be irrevocable. No Stockholder shall enter into any tender, voting or other agreement, or grant a proxy or power of attorney, with respect to the Company Common Stock or New Company Common Stock that is inconsistent with this Agreement or otherwise take any other action with respect to the Company Common Stock or New Company Common Stock that would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or the transactions contemplated hereby, including the approval of the Merger and the consummation of the Merger.

3.2 At any meeting of the stockholders of the Company, or at any postponement or adjournment thereof, called to seek the affirmative vote of the holders of the outstanding shares of Company Common Stock to adopt the Merger Agreement or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement, the Merger or the other transactions contemplated by the Merger Agreement is sought, each Stockholder shall vote (or cause to be voted) all shares of Company Common Stock currently or hereinafter owned by such Stockholder in favor of the foregoing.

3.3 Hereafter until the Expiration Time, at any meeting of the stockholders of the Company or at any postponement or adjournment thereof or in any other circumstances upon which any Stockholder’s vote, consent or other approval (including by written consent) is sought, each Stockholder shall vote (or cause to be voted) all shares of Company Common Stock or all Holding Membership Units, as the case may be, currently or hereinafter owned by such

Stockholder against and withhold consent with respect to (a) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale of all or substantially all of the assets, tender offer, exchange offer, reorganization, recapitalization, dissolution, liquidation or winding up of, by or involving the Company or LVB Holding, and (b) any Competing Transaction. No Stockholder shall commit or agree to take any action inconsistent with the foregoing that would be effective prior to any termination of this Agreement.

4. Agreement Not to Exercise Appraisal Rights; Litigation. The Stockholders shall not exercise, and hereby irrevocably and unconditionally waive, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any shares of Company Common Stock that may arise in connection with the Merger or the Merger Agreement. Each Stockholder agrees not to commence, join in, facilitate, assist or encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Merger Sub, the Company or any of their respective successors or directors (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (b) alleging a breach of any fiduciary duty of any Person in connection with the evaluation, negotiation or entry into the Merger Agreement.

5. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

5.1 Due Authority. Such Stockholder has the full power and authority to make, enter into and carry out the terms of this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against it in accordance with its terms, except to the extent enforceability may be limited by the effect of applicable bankruptcy, reorganization, insolvency, moratorium or other Applicable Law affecting the enforcement of creditors’ rights generally and the effect of general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity.

5.2 Ownership of the Company Common Stock and the Holding Membership Units. As of the date hereof, such Stockholder is the owner of the shares of Company Common Stock and the Holding Membership Units indicated on Schedule A hereto opposite such Stockholder’s name, free and clear of any and all Encumbrances, other than those created by this Agreement or as disclosed on Schedule A. Such Stockholder has and will have until the Expiration Time either sole or shared voting power (including the right to control such vote as contemplated herein), power of disposition, power to issue instructions with respect to the matters set forth in this Agreement and power to agree to all of the matters applicable to such Stockholder set forth in this Agreement, in each case, over all shares of Company Common Stock and all Holding Membership Units currently or hereinafter owned by such Stockholder. As of the date hereof, such Stockholder does not own any capital stock or other voting securities of the Company or LVB Holding other than the shares of Company Common Stock and the Holding Membership Units set forth on Schedule A opposite such Stockholder’s name. As of the date hereof, such Stockholder does not own any rights to purchase or acquire any shares of capital stock or other equity securities of the Company or LVB Holding except as set forth on Schedule A opposite such Stockholder’s name or pursuant to the Other Agreements.

5.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of the obligations under this Agreement and the compliance by such Stockholder with any provisions hereof do not and will not: (i) conflict with or violate any Applicable Law applicable to such Stockholder, (ii) contravene or conflict with, or result in any violation or breach of, any provision of any charter, certificate of incorporation, articles of association, by laws, operating agreement or similar formation or governing documents and instruments of such Stockholder, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an Encumbrance on any of the shares of Company Common Stock owned by such Stockholder pursuant to any Contract to which such Stockholder is a party or by which such Stockholder is bound, except, in the case of clause (i) or (iii), as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby.

(b) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

5.4 Absence of Litigation. As of the date hereof, there is no legal Proceeding pending against, or, to the knowledge of such Stockholder, threatened against such Stockholder that could reasonably be expected to materially impair the ability of such Stockholder to perform such Stockholder’s obligations hereunder or to consummate the transactions contemplated hereby.

5.5 Absence of Other Voting Agreement. Except for this Agreement and the Merger Agreement, and, as applicable, the Management Stockholders’ Agreement for Senior Executives, dated as of September 13, 2007, by and among the Company and the stockholders party thereto, the Management Stockholders’ Agreement, dated as of November 6, 2007, by and among the Company and the stockholders party thereto, the Stockholders Agreement, dated as of April 25, 2008, by and among the Company and the stockholders party thereto, and the Management Stockholders’ Agreement for Sales Representatives, dated as of December 5, 2008, by and among the Company and the stockholders party thereto, such Stockholder has not: (i) entered into any voting agreement, voting trust or similar agreement with respect to any Company Common Stock or other equity securities of the Company owned by such Stockholder, or (ii) granted any proxy, consent or power of attorney with respect to any Company Common Stock or other equity securities of the Company owned by such Stockholder (other than as contemplated by this Agreement.

6. Termination. This Agreement shall terminate and shall have no further force or effect immediately as of and following the Expiration Time.

7. Fiduciary Duties. The covenants and agreements set forth herein shall not prevent any of the Stockholders’ designees serving on the board of directors of the Company from taking any action, subject to the provisions of the Merger Agreement, while acting in such designee’s capacity as a director of the Company. Each Stockholder is entering into this Agreement solely in its capacity as the owner of such Stockholder’s shares of Company Common Stock.

8. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Stockholders’ shares of Company Common Stock. All rights, ownership and economic benefits of and relating to the Stockholders’ shares of Company Common Stock shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct the Stockholders in the voting or disposition of any of the shares of Company Common Stock, except as otherwise provided herein.

9. Exclusivity. Each Stockholder shall, and shall use its reasonable best efforts to cause its Affiliates and its and their respective Representatives to immediately cease (a) any and all discussions or negotiations with any Person (other than Parent and its Affiliates, the Company and its Affiliates, the other Stockholders and its and their respective Representatives) regarding a Competing Transaction, (b) furnishing to any Person (other than Parent and its Affiliates, the Company and its Affiliates, the other Stockholders and its and their respective Representatives) any information with respect to a Competing Transaction and (c) cooperating with, assisting in, participating in, facilitating or encouraging a Competing Transaction. Until such time, if any, as this Agreement is terminated pursuant to the terms hereof, each Stockholder agrees that it shall not, and shall use its reasonable best efforts to cause its Affiliates and its and their respective Representatives not to, directly or indirectly, (i) initiate, solicit, knowingly encourage or otherwise facilitate any inquiries or the making of an offer or proposal regarding any Competing Transaction or (ii) engage in any negotiations concerning, or enter into any agreement regarding a Competing Transaction or otherwise knowingly facilitate a Competing Transaction.

10. Miscellaneous.

10.1 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Upon such determination that any term or other provision is invalid or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the Merger and the other transactions contemplated by this Agreement are fulfilled to the extent possible.

10.2 Assignment. No Stockholder may assign any of its rights or obligations under this Agreement without the prior written consent of Parent. Any assignment contrary to the provision of this Section 10.2 shall be null and void.

10.3 Amendments and Modifications. This Agreement may not be amended, altered or modified except by written instrument executed by the parties hereto.

10.4 Specific Performance; Injunctive Relief. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof or was otherwise breached. It is accordingly agreed that the parties shall be entitled to specific relief hereunder, including, without limitation, an injunction or injunctions to prevent and enjoin breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, in the Delaware Court of Chancery (or if such court finds it lacks subject matter jurisdiction, the federal or other state courts) located in Wilmington, Delaware, and any appellate court therefrom, in addition to any other remedy to which they may be entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to any such remedy are hereby waived.

10.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if they are: (a) delivered in person, (b) transmitted by facsimile (deemed given upon confirmation of receipt), (c) delivered by an express courier (deemed given upon receipt of proof of delivery) or (d) delivered by e-mail to a party at its e-mail address listed below (deemed given upon confirmation of receipt by non-automated reply e-mail from the recipient) (or to such other person or at such other facsimile or address as such party shall deliver to the other party by like notice):

(i) if to any Stockholder, to the address set forth for such party on Schedule A (in the case of LVB Holding) and on Schedule B (in respect of the other Stockholders)

with a concurrent copy to (which shall not be considered notice):

	Name:	Cleary Gottlieb Steen & Hamilton LLP
	Address:	One Liberty Plaza, 45th Floor New York, NY 10006-1470
	Attention:	Robert P. Davis, Esq.
	Email:	rdavis@cgsh.com

(ii)	if to Parent, to:

	Name:	Zimmer Holdings, Inc.
	Address:	345 East Main Street
Warsaw, IN 46580
	Fax:	(574) 372-4392
	Attention:	Chad F. Phipps, Senior Vice President, General Counsel & Secretary
	Email:	Chad.Phipps@zimmer.com

with a concurrent copy to (which shall not be considered notice):

	Name:	White & Case LLP
	Address:	1155 Avenue of the Americas
New York, NY 10036
	Fax:	(212) 354-8113
	Attention:	Morton A. Pierce and Chang-Do Gong
	Email:	mpierce@whitecase.com; cgong@whitecase.com

10.6 APPLICABLE LAW; JURISDICTION OF DISPUTES. THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING HERETO, INCLUDING ITS VALIDITY, CONSTRUCTION AND INTERPRETATION, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE LAWS AS TO CHOICE OR CONFLICT OF LAWS. EACH PARTY TO THIS AGREEMENT, BY ITS EXECUTION HEREOF, (I) HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE COURT OF CHANCERY IN THE STATE OF DELAWARE (OR IF SUCH COURT FINDS IT LACKS SUBJECT MATTER JURISDICTION, THE FEDERAL OR OTHER STATE COURTS) LOCATED IN WILMINGTON, DELAWARE, AND ANY APPELLATE COURT THEREFROM, FOR THE PURPOSE OF ANY ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RELATING THERETO, (II) TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION THAT IT IS NOT SUBJECT TO THE PERSONAL JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION BY REASON OF A LACK OF PERSONAL JURISDICTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER BY REASON OF A LACK OF PERSONAL JURISDICTION OR VENUE, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT BY REASON OF A LACK OF PERSONAL JURISDICTION OR IMPROPER VENUE, AND (III) HEREBY AGREES NOT TO COMMENCE ANY ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OTHER THAN BEFORE ONE OF THE ABOVE-NAMED COURTS, NOR TO MAKE ANY MOTION OR TAKE ANY OTHER ACTION SEEKING OR INTENDING TO CAUSE THE TRANSFER OR REMOVAL OF ANY SUCH ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS. EACH PARTY HEREBY CONSENTS TO AND ACCEPTS SERVICE OF PROCESS IN ANY SUCH PROCEEDING IN ANY MANNER PERMITTED BY DELAWARE LAW OR IF SERVED BY REGISTERED MAIL ADDRESSED TO IT AT ITS ADDRESS PROVIDED IN SECTION 10.5. EACH PARTY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

10.7 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, CAUSE OF ACTION, SUIT OR PROCEEDING (IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES ACKNOWLEDGE THAT THIS SECTION 10.7 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT, AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10.7 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, CLAIM, CAUSE OF ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE ANY OF THE WAIVERS CONTAINED IN THIS SECTION 10.7, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS AND (C) IT MAKES SUCH WAIVERS VOLUNTARILY.

10.8 Entire Agreement. This Agreement, including any Exhibit and Schedule which forms a part hereof, constitutes the entire understanding of the parties hereto with respect to the transactions contemplated hereby and the subject matter contained herein, and supersede all prior and contemporaneous agreements and understandings, written and oral, among the parties with respect to the subject matter hereof.

10.9 Counterparts. This Agreement may be executed in one or more counterparts (delivery of which may occur via facsimile or e-mail), each of which shall be binding as of the date first written above, and, when delivered, all of which shall constitute one and the same instrument. A facsimile signature or electronically scanned copy of a signature shall constitute and shall be deemed to be sufficient evidence of a party’s execution of this Agreement, without necessity of further proof. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

10.10 Effect of Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.11 No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a Contract between the parties hereto unless and until this Agreement is executed and delivered by all parties hereto.

10.12 Legal Representation. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

10.13 Expenses. Except as otherwise set forth in the Merger Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense (or, in the case of the Stockholders, by the Company).

10.14 No Recourse. Notwithstanding anything in this Agreement to the contrary, the obligations and liabilities of a Stockholder under this Agreement and all other obligations, liabilities, claims, losses, damages, or Proceedings (whether in law or in equity and whether based on contract, in tort or otherwise) of or against a Stockholder that may be based on, arise out of or relate to this Agreement (including any breach or alleged breach hereof), the negotiation, execution or performance hereof or the transactions contemplated hereby or in respect of any other document or theory of law or equity or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith, whether at law or equity, in contract, in tort or otherwise, may only be made against such Stockholder in its capacity as a party to this Agreement and will be without recourse of any kind to any Company Related Party (other than the Stockholders). In no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from any Company Related Party (other than the Stockholders). Notwithstanding anything in this Agreement to the contrary, the obligations and liabilities of Parent under this Agreement and all other obligations, liabilities, claims, losses, damages, or Proceedings (whether in law or in equity and whether based on contract, in tort or otherwise) of or against Parent that may be based on, arise out of or relate to this Agreement (including any breach or alleged breach hereof), the negotiation, execution or performance hereof or the transactions contemplated hereby or in respect of any other document or theory of law or equity or in respect of any oral or written representations made or alleged to be made in connection herewith or therewith, whether at law or equity, in contract, in tort or otherwise, may only be made against Parent and will be without recourse of any kind to any Parent Related Party. In no event shall any party or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from any Parent Related Party.

10.15 Other Stockholder Parties.

(a) Notwithstanding anything in this Agreement to the contrary, Parent acknowledges that certain of each Stockholder’s affiliates and other platforms trade securities and syndicated bank debt and originate loans (including the provision of debt financing for transactions similar to the transactions contemplated by the Merger Agreement) and nothing herein shall restrict the ability of such affiliates or platforms to trade securities and syndicated bank debt and originate loans in the ordinary course of business. In addition to, and without limitation of, the foregoing, notwithstanding anything in this Agreement to the contrary:

(i) (A) none of the provisions of this Agreement shall in any way limit the activities of Goldman, Sachs & Co. and its affiliates (other than the Goldman Sachs Entities party to this Agreement) relating to, and (B) Goldman, Sachs & Co. and its affiliates (other than the Goldman Sachs Entities party to this Agreement) may engage in, any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities; and

(ii) none of the provisions of this Agreement shall in any way limit the activities of TPG Global, LLC, Kohlberg Kravis Roberts & Co., L.P., The Blackstone Group L.P. or any of their respective affiliates (other than the TPG Entities, the KKR Entities and the Blackstone Entities party to this Agreement, as applicable); provided that it shall be considered a breach of this Agreement if any affiliate of any of the TPG Entities, the KKR Entities or the Blackstone Entities, as applicable, takes any action at the direction or instruction of any of the TPG Entities, KKR Entities or TPG Entities, as applicable, that would be a breach of this Agreement if such action was taken directly by such TPG Entities, KKR Entities or Blackstone Entities, as applicable.

(b) For purposes of this Agreement:

(i) “Blackstone Entities” means Blackstone Capital Partners V L.P., Blackstone Capital Partners V-AC L.P., BCP V-S L.P., Blackstone Family Investment Partnership V L.P., Blackstone Family Investment Partnership V-SMD L.P., Blackstone Participation Partnership V L.P. and BCP V Co-Investors L.P.

(ii) “Goldman Sachs Entities” means GS Capital Partners VI Fund, L.P., GS Capital Partners VI GMBH & Co. KG, GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners VI Parallel, L.P., GS LVB Co-Invest, L.P., Goldman Sachs BMET Investors, L.P., Goldman Sachs BMET Investors Offshore Holdings, L.P., GS PEP Bass Holdings, L.L.C., Goldman Sachs Private Equity Partners, 2004- Direct Investment Fund, L.P., Goldman Sachs Private Equity Partners, 2005- Direct Investment Fund, L.P. and Goldman Sachs Private Equity Partners IX- Direct Investment Fund, L.P.

(iii) “KKR Entities” means KKR Biomet, LLC.

(iv) “TPG Entities” means TPG Partners IV, L.P., TPG Partners V, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P., TPG LVB Co-Invest LLC and TPG LVB Co-Invest II LLC.

In witness whereof, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

ZIMMER HOLDINGS, INC.

By:	/s/ David C. Dvorak
Name: David C. Dvorak
Title: President and Chief Executive Officer

[Signature page to Voting Agreement]

LVB ACQUISITION HOLDING, LLC

By:	/s/ Max C. Lin
Name: Max C. Lin
Title: Director

[Signature page to Voting Agreement]

BLACKSTONE CAPITAL PARTNERS V L.P.

By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

BLACKSTONE CAPITAL PARTNERS V-AC L.P.

By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

BCP V-S L.P.

By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

[Signature page to Voting Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-SMD L.P.

By:	Blackstone Family GP L.L.C., its General Partner

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

By:	BCP V Side-by-Side GP L.L.C., its General Partner

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

BCP V CO-INVESTORS L.P.

By:	Blackstone Management Associates V L.L.C., its General Partner

By:	BMA V L.L.C., its Sole Member

By:	/s/ Chinh Chu
Name: Chinh Chu
Title: Sr. Managing Director

[Signature page to Voting Agreement]

GS CAPITAL PARTNERS VI FUND, L.P.

By:	GS VI Advisors, L.L.C., its General Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

GS CAPITAL PARTNERS VI GMBH & CO. KG

By: GS Advisors VI, L.L.C., its Managing Limited Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.

By: GSCP VI Offshore Advisors, L.L.C., its General Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

GS CAPITAL PARTNERS VI PARALLEL, L.P.

By:	GS Advisors VI, L.L.C., its General Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

GS LVB CO-INVEST, L.P.

By:	GS LVB ADVISORS, L.L.C., its General Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

[Signature page to Voting Agreement]

GOLDMAN SACHS BMET INVESTORS, L.P.

By: GS BMET ADVISORS, L.L.C., its General Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

GOLDMAN SACHS BMET INVESTORS OFFSHORE HOLDINGS, L.P.

By:	GS BMET OFFSHORE ADVISORS, INC., its General Partner

By:	/s/ Adrian Jones
Name: Adrian Jones
Title: Vice President

PEP BASS HOLDINGS LLC

By:	GSAM GEN-PAR, L.L.C., its Manager

By:	/s/ Jeanine Lee
Name: Jeanine Lee
Title: Authorized Person

PRIVATE EQUITY PARTNERS 2004 DIRECT INVESTMENT FUND LP

By:	GOLDMAN SACHS PEP 2004 DIRECT INVESTMENT ADVISORS, L.L.C., its General Partner

By:	/s/ Jeanine Lee
Name: Jeanine Lee
Title: Authorized Person

[Signature page to Voting Agreement]

PRIVATE EQUITY PARTNERS 2005 DIRECT INVESTMENT FUND LP

By:	GOLDMAN SACHS PEP 2005 DIRECT INVESTMENT ADVISORS, L.L.C., its General Partner

By:	/s/ Jeanine Lee
Name: Jeanine Lee
Title: Authorized Person

PRIVATE EQUITY PARTNERS IX DIRECT LP

By:	GOLDMAN SACHS PEP IX DIRECT INVESTMENT ADVISORS, L.L.C., its General Partner

By:	/s/ Jeanine Lee
Name: Jeanine Lee
Title: Authorized Person

[Signature page to Voting Agreement]

KKR BIOMET, LLC

By:	/s/ William Janetschek
Name: William Janetschek
Title: Vice President

[Signature page to Voting Agreement]

TPG PARTNERS IV, L.P.

By:	TPG GenPar IV, L.P., its General Partner
By:	TPG GenPar IV Advisors, LLC, its General Partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG PARTNERS V, L.P.

By:	TPG GenPar V, L.P., its General Partner
By:	TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG FOF V-A, L.P.

By:	TPG GenPar V, L.P., its General Partner
By:	TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG FOF V-B, L.P.

By:	TPG GenPar V, L.P., its General Partner
By:	TPG GenPar V Advisors, LLC, its General Partner

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

[Signature page to Voting Agreement]

TPG LVB CO-INVEST LLC

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

TPG LVB CO-INVEST II LLC

By:	/s/ Ronald Cami
Name: Ronald Cami
Title: Vice President

[Signature page to Voting Agreement]